John Hancock Funds
                            Strategic
                             Income
                              Fund

                      SEMI-ANNUAL REPORT

                       November 30, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109



A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange
Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY FREDERICK CAVANAUGH, PORTFOLIO MANAGER

John Hancock
Strategic Income Fund

U.S. and foreign high-yield corporate bonds perform well;
Outlook calls for more selectivity

U.S. interest rates moved lower during the past six months, providing a healthy backdrop for most types of domestic bonds. U.S. Treasury and government agency bond prices rose on indications that the economy wasn't in any danger of overheating and that inflation appeared to be manageable. As a result, bond yields -- which move in the opposite direction of bond prices -- fell during the period: the yield on the benchmark 10-year U.S. Treasury bond dropped to 6.05% on November 30, 1996, from 6.85% on May 31, 1996. Meanwhile, demand for high-yield U.S. corporate bonds was quite strong, allowing these bonds to become the best performers among U.S. fixed-income investments. In many other areas of the world -- specifically Europe and many emerging countries -- falling interest rates boosted bonds issued by corporations and governments alike.

Performance and strategy review

For the six-month period ended November 30, 1996, John Hancock Strategic Income Fund's Class A and Class B shares posted total returns of 8.90% and 8.50%, respectively, at net asset value. That performance slightly lagged the average multi-sector income fund, which returned 9.16% for the same six-month period, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information. Our hedging strategy accounted for the Fund's lag. Generally speaking, we believe that the Fund's European holdings should be hedged most of the time. We hedge our currency risk in an effort to smooth out the volatility of the Fund's share price, rather than to add value through currency gains. However, during this period our decision to hedge our European holdings with the German mark cost us when the mark appreciated relative to other European currencies.

"U.S. interest
rates moved
lower during
the past six
months..."

A 2 1/4" x 3 1/2" photo of portfolio management team at bottom right. Caption reads: Fred Cavanaugh (seated) and Strategic Income Fund management team members (l-r): Tom Huggins, Arthur Calavritinos, Linda Carter."



Chart with heading "Top Five Bond Sectors" at top left hand column. The chart lists five sectors: 1) Foreign Governments-26%, 2) U.S. Treasury & Government Agencies-11%, 3) Broadcasting/Cable TV-10%, 4)
Telecommunications-9%, 5) Leisure & Recreation-7%. Footnote below states "As a percentage of net assets on November 30, 1996."

"Among the
Fund's top
performers...
were radio
broadcasting
companies..."

The Fund seeks to attain a high level of current income, with relative price stability, through a flexible investment strategy that allows it to invest across three bond categories -- higher yielding, lower-rated corporate bonds; foreign bonds and U.S. government securities. That level of diversity helps the Fund in its efforts to maximize income and manage interest-rate, credit and currency risk. That said, what follows is a discussion of how each category performed during the most recent six-month period and the strategic changes we made within those categories.

Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment" the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Videotron " followed by an up arrow and the phrase "Acquired by Bell Cable Media". The second listing is "Emerging market bonds" followed by an up arrow and the phrase "Falling interest rates in many emerging countries". The third listing is "Showboat, Inc." followed by a down arrow and the phrase "Weakness in Atlantic City". Footnote below reads:
"See '"Schedule of Investments." Investment holdings are subject to change."

High yield bonds post strong gains

Our stake in high-yield U.S. corporate bonds was 41% of investments as of November 30, 1996, roughly the same level as when the period began. Among the Fund's top performers in this area were radio broadcasting companies such SFX Broadcasting and Chancellor Broadcasting, which rose as the industry experienced a rash of mergers and acquisitions. Many of our energy holdings -- including Vintage Petroleum and Falcon Drilling -
- also performed well as the price of oil rose. Unfortunately, the rising tide that buoyed the overall high-yield market did not lift all boats, and the period did hold a disappointment or two. One was Showboat Inc., which suffered from weak gambling trends in Atlantic City. However, our other casino holdings -- such as Station Casinos and Mohegan Tribal Gaming Authority -- performed well during the period.

Shift in foreign government bonds; status quo in U.S. governments

Throughout the past six months we continued to maintain a fairly steady weighting in foreign bonds at about 38%. Among the Fund's best performers during the period were our U.K. cable companies. The acquisition of Videotron by Bell Cablemedia caused the bond prices of both companies to rise. In addition, the trend toward consolidation boosted the prices of many of our other U.K. cable companies, including Telewest and Comcast U.K., as investors began to anticipate further merger and acquisition activity down the road.

Among our foreign government holdings, we've made some recent adjustments, specifically by reducing our holdings in some European bonds. While these -- namely Sweden, Spain and Ireland -- previously had been strong performers for the Fund, we began to worry about how they would fare during the process of converting to a single European currency by 1999. On the other hand, we increased our holdings in the United Kingdom, which won't be a part of the single European currency, and in dollar bloc countries including Australia, Canada and New Zealand. Also, we increased our stake in emerging market holdings -- some of our best foreign performers during the period -- to roughly 11% at the end of November. In particular we added to our holdings in Mexico, Argentina, Brazil and Poland.


Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended November 30, 1996." The chart is scaled in increments of 2% from top to bottom with 10% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 8.90% total return for John Hancock Strategic Income Fund: Class A. The second represents the 8.50% total return for John Hancock Strategic Income Fund: Class B. The third represents the 9.16% total return for the average multi-sector income fund. Footnote below reads: "Total returns for John Hancock Strategic Income Fund are at net asset value with all distributions reinvested. The average multi-sector income fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information.



We maintained a relatively light weighting in U.S. Treasury and agency holdings over the past six months, primarily because their yields weren't that attractive relative to other opportunities in the market.

Outlook and strategy

From an interest-rate perspective, we think that 1997 will bring more of the same. In our view, global economic growth will remain sluggish and, as a result, inflation won't be much of a problem. Our forecast calls for interest rates to remain in roughly the same range that they did in 1996. We'll be watching cash flow trends in the U.S. high-yield market because we believe that's been one of the primary factors contributing to its impressive rise over the past year. At the end of the period, the amount of cash flowing into the high-yield market showed no signs of waning. But from a fundamental standpoint, a sluggish economy and low inflation aren't ideal conditions for high-yield bonds. If the technicals of the high-yield market change, meaning that investors reverse course and stop putting cash into it, we'll likely look for high-yielding opportunities elsewhere.

As far as foreign investments go, we believe that selectivity will be key. As Europe moves closer to a single currency and union, there will be clear winners and losers. And while there is tremendous opportunity in emerging markets, we're concerned about their volatility. So we'll continue to take a cautious approach with regard to emerging-market investments.

"From an
interest-rate
perspective,
we think
1997 will
bring more
of the
same."

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Strategic Income Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. Different sales charge schedules for Class A shares were in effect prior to September 28, 1989 and are not reflected in the performance information. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see the prospectus for a discussion of risks associated with international investing and high-yield bonds.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996
                                    One         Five         Most Recent
                                   Year        Years          Ten Years
                                 -------      -------        ----------
John Hancock Strategic Income
Fund: Class A                      7.15%       49.15%         108.00%

John Hancock Strategic Income
Fund: Class B                      6.36%       22.35%(1)        N/A


AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996
                                    One         Five         Most Recent
                                   Year        Years          Ten Years
                                 -------      -------        ----------
John Hancock Strategic Income
Fund: Class A                      7.15%        8.32%           7.60%
John Hancock Strategic Income
Fund: Class B                      6.36%        6.97%(1)        N/A


YIELDS

As of November 30, 1996
                                                             SEC 30-Day
                                                               Yield
                                                            -----------
John Hancock Strategic Income Fund: Class A                     7.63%
John Hancock Strategic Income Fund: Class B                     7.29%

Notes to Performance

(1) Class B shares started on October 4, 1993.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Strategic Income Fund would be worth on November 30, 1996. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

Strategic Income Fund
Class A shares

Line chart with the heading Strategic Income Fund :Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Government Corporate Bond Index and is equal to $22,691 as of November 30, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Strategic Income Fund on November 30, 1986, before sales charge, and is equal to $22,455 as of November 30, 1996. The third line represents the Strategic Income Fund, after sales charge, and is equal to $21,454 as of November 30, 1996.

Strategic Income Fund
Class B shares

Line chart with the heading Strategic Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Strategic Income Fund, before sales charge, and is equal to $12,999 as of November 30, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Strategic Income Fund, after sales charge, on October 4, 1993, and is equal to $12,799 as of November 30, 1996. The third line represents the value of the Lehman Government Corporate Bond Index, and is equal to $11,938 as of November 30, 1996.



FINANCIAL STATEMENTS

John Hancock Funds - Strategic Income Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
November 30, 1996 (Unaudited)
-----------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $572,048,979)                                     $ 593,899,888
Common and preferred stocks and
warrants (cost - $28,095,337)                                      33,570,403
Joint repurchase agreement (cost - $36,284,000)                    36,284,000
Corporate savings account                                              91,120
                                                                -------------
                                                                  663,845,411
Receivable for shares sold                                          1,490,205
Receivable for investments sold                                     2,799,022
Receivable for forward foreign currency
exchange contracts sold - Note A                                    1,549,603
Interest receivable                                                12,167,240
Dividends receivable                                                  179,545
Foreign tax receivable                                                270,297
Other assets                                                           17,342
                                                                -------------
Total Assets                                                      682,318,665
-----------------------------------------------------------------------------
Liabilities:
Payable for shares repurchased                                        147,186
Payable for investments purchased                                   4,729,100
Payable for forward foreign currency exchange
contracts bought - Note A                                             349,905
Dividend payable                                                      279,866
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                               358,220
Accounts payable and accrued expenses                                 284,019
                                                                -------------
Total Liabilities                                                   6,148,296
-----------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                   676,822,325
Accumulated net realized loss on investments,
foreign currency transactions, and
financial futures contracts                                    (   31,022,754)
Net unrealized appreciation of investments
and foreign currency transactions                                  28,622,797
Undistributed net investment income                                 1,748,001
                                                                -------------
Net Assets                                                      $ 676,170,369
=============================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - unlimited
number of shares authorized with no par
value, respectively)
Class A - $400,737,918 / 52,840,487                             $        7.58
=============================================================================
Class B - $275,432,451 / 36,322,950                             $        7.58
=============================================================================
Maximum Offering Price Per Share*
Class A - ($7.58 x 104.71%)                                     $        7.94
=============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

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

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1996 (Unaudited)
------------------------------------------------------------------------------
Investment Income:
Interest (net of foreign withholding
taxes of $11,348)                                                  $29,321,640
Dividends                                                              613,342
                                                                   -----------
                                                                    29,934,982
                                                                   -----------
Expenses:
Investment management fee - Note B                                   1,338,070
Distribution/service fee - Note B
  Class A                                                              568,722
  Class B                                                            1,180,983
Transfer agent fee - Note B                                            464,057
Custodian fee                                                          161,539
Financial services fee - Note B                                         66,794
Registration and filing fees                                            45,458
Printing                                                                30,971
Trustees' fees                                                          25,261
Auditing fee                                                            21,675
Legal fees                                                              15,720
Miscellaneous                                                            6,919
                                                                   -----------
Total Expenses                                                       3,926,169
------------------------------------------------------------------------------
Net Investment Income                                               26,008,813
------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency Transactions and Financial Futures Contracts
Net realized gain on investments sold                                7,723,122
Net realized loss on financial futures contracts                  (    631,925)
Net realized loss on foreign currency transactions                (    917,836)
Change in net unrealized appreciation/depreciation
of investments                                                      20,723,668
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                        53,278
                                                                   -----------
Net Realized and Unrealized
Gain on Investments,
Foreign Currency Transactions
and Financial Futures
Contracts                                                           26,950,307
------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                          $52,959,120
==============================================================================

See notes to financial statements.





Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             SIX MONTHS ENDED
                                                                                              YEAR ENDED    NOVEMBER 30, 1996
                                                                                             MAY 31, 1996       (UNAUDITED)
                                                                                            -------------      -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                       $  45,468,202      $  26,008,813
Net realized gain on investments sold, foreign currency transactions
and financial futures contracts                                                                 8,472,925          6,173,361
Change in net unrealized appreciation/depreciation of investments, foreign currency
transactions and financial futures contracts                                                     (567,646)        20,776,946
                                                                                             ------------       ------------
Net Increase in Net Assets Resulting from Operations                                           53,373,481         52,959,120
                                                                                             ------------       ------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.6643 and $0.3165 per share, respectively)                                    (   31,814,278)    (   16,540,898)
Class B - ($0.6138 and $0.2910 per share, respectively)                                    (   13,654,321)    (    9,467,915)
                                                                                             ------------       ------------
Total Distributions to Shareholders                                                        (   45,468,599)    (   26,008,813)
                                                                                             ------------       ------------
From Fund Share Transactions - Net*                                                           105,570,421         73,342,073
                                                                                             ------------       ------------
Net Assets:
Beginning of period                                                                           462,402,686        575,877,989
                                                                                             ------------       ------------
End of period (including distributions
in excess of net investment income of
$1,748,001 for both periods presented)                                                       $575,877,989       $676,170,369
                                                                                             ============       ============
* Analysis of Fund Share Transactions:

                                                                                                    SIX MONTHS ENDED
                                                                  YEAR ENDED                         NOVEMBER 30, 1996
                                                                 MAY 31, 1996                           (UNAUDITED)
                                                       -------------------------------         -----------------------------
                                                          SHARES             AMOUNT               SHARES            AMOUNT
                                                       -------------     -------------         ------------     ------------
CLASS A
Shares sold                                              13,814,860        $100,644,593        11,901,158       $ 87,783,610
Shares issued to shareholders in reinvestment
of distributions                                          2,783,247          20,217,302         1,343,647          9,883,659
                                                         ----------        ------------        ----------       ------------
                                                         16,598,107         120,861,895        13,244,805         97,667,269
Less shares repurchased                                 (11,730,367)     (   85,419,278)      (11,151,689)    (   82,334,488)
                                                         ----------        ------------        ----------       ------------
Net increase                                              4,867,740        $ 35,442,617         2,093,116       $ 15,332,781
                                                         ==========        ============        ==========       ============
CLASS B
Shares sold                                              15,428,983        $112,410,866        13,919,992       $102,478,456
Shares issued to shareholders in reinvestment
of distributions                                            904,705           6,576,391           587,747          4,326,561
                                                         ----------        ------------        ----------       ------------
                                                         16,333,688         118,987,257        14,507,739        106,805,017
Less shares repurchased                                 ( 6,733,353)     (   48,859,453)      ( 6,611,123)     (  48,795,725)
                                                         ----------        ------------        ----------       ------------
Net increase                                              9,600,335        $ 70,127,804         7,896,616       $ 58,009,292
                                                         ==========        ============        ==========       ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED MAY 31,                      SIX MONTHS ENDED
                                             ----------------------------------------------------------   NOVEMBER 30, 1996
                                              1992         1993         1994        1995          1996        (UNAUDITED)
                                             -------      -------      -------     -------      -------   -----------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period        $  7.20       $  7.78      $  7.55       $  7.17     $  7.15     $  7.27
                                            -------       -------      -------       -------     -------     -------
Net Investment Income                          0.80          0.71         0.68          0.64        0.66(2)     0.32(2)
Net Realized and Unrealized Gain (Loss)
on Investments, Foreign Currency
Transactions and Financial Futures
Contracts                                      0.52      (   0.22)    (   0.33)     (   0.02)       0.12        0.31
                                            -------       -------      -------       -------     -------     -------
Total from Investment Operations               1.32          0.49         0.35          0.62        0.78        0.63
                                            -------       -------      -------       -------     -------     -------
Less Distributions:
Dividends from Net Investment Income       (   0.74)(3)  (   0.72)    (   0.58)(3)  (   0.55)   (   0.66)   (   0.32)
Distributions in Excess of Net Investment
Income                                           --            --     (   0.05)           --          --          --
Distributions from Capital Paid-In               --            --     (   0.10)     (   0.09)         --          --
                                            -------       -------      -------       -------     -------     -------
Total Distributions                        (   0.74)     (   0.72)    (   0.73)     (   0.64)   (   0.66)   (   0.32)
                                            -------       -------      -------       -------     -------     -------
Net Asset Value, End of Period              $  7.78       $  7.55      $  7.17       $  7.15     $  7.27     $  7.58
                                            =======       =======      =======       =======     =======     =======
Total Investment Return
at Net Asset Value (4)                        19.92%         6.81%        4.54%         9.33%      11.37%       8.90%(5)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)  $153,568      $262,137     $335,261      $327,876    $369,127    $400,738
Ratio of Expenses to Average Net Assets        1.69%         1.58%        1.32%         1.09%       1.03%       1.01%(6)
Ratio of Net Investment Income
to Average Net Assets                         10.64%         9.63%        8.71%         9.24%       9.13%       8.73%(6)
Portfolio Turnover Rate                          80%           97%          91%           55%         78%         77%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
net investment income, gains (losses), dividends and total investment returns of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------
                                                               PERIOD          YEAR ENDED MAY 31,      SIX MONTHS ENDED
                                                                ENDED        -----------------------   NOVEMBER 30, 1996
                                                           MAY 31, 1994(1)     1995           1996         (UNAUDITED)
                                                           ---------------   --------       --------   -----------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                         $  7.58         $  7.17        $  7.15        $  7.27
                                                             -------         -------        -------        -------
Net Investment Income                                           0.40            0.60(2)        0.61(2)        0.29(2)
Net Realized and Unrealized Gain (Loss)
on Investments, Foreign Currency Transactions
and Financial Futures Contracts                             (   0.41)       (   0.02)          0.12           0.31
                                                             -------         -------        -------        -------
Total from Investment Operations                            (   0.01)           0.58           0.73           0.60
                                                             -------         -------        -------        -------
Less Distributions:
Dividends from Net Investment Income                        (   0.32)       (   0.52)      (   0.61)      (   0.29)
Distributions in Excess of Net Investment Income            (   0.03)             --             --             --
Distributions from Capital Paid-in                          (   0.05)       (   0.08)            --             --
                                                             -------         -------        -------        -------
Total Distributions                                         (   0.40)       (   0.60)      (   0.61)      (   0.29)
                                                             -------         -------        -------        -------
Net Asset Value, End of Period                               $  7.17         $  7.15        $  7.27        $  7.58
                                                             =======         =======        =======        =======
Total Investment Return at Net Asset Value (4)               (  0.22%)(5)       8.58%         10.61%          8.50%(5)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                    $77,691        $134,527       $206,751       $275,432
Ratio of Expenses to Average Net Assets                         1.91%(6)        1.76%          1.73%          1.71%(6)
Ratio of Net Investment Income to Average Net Assets            8.12%(6)        8.55%          8.42%          8.02%(6)
Portfolio Turnover Rate                                           91%             55%            78%            77%

(1) Class B shares commenced operations on October 4, 1993.

(2) Based on the average of the shares outstanding at the end of each month.

(3) The dividend policy of the Fund was changed, effective August 1, 1991, from one that utilized daily dividend declarations to one that declares dividends monthly. Additionally, the dividend policy of the Fund was changed, effective October 1, 1993, from one which declared dividends monthly to daily dividend declarations.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Not annualized.

(6) Annualized.

See notes to financial statements.



Schedule of Investments
November 30, 1996 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Strategic Income Fund on November 30, 1996. It's divided into three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of the bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.
                                                                                                  PAR VALUE
                                                                    INTEREST        S&P            (000'S         MARKET
ISSUER, DESCRIPTION                                                   RATE         RATING*         OMITTED)        VALUE
-------------------                                                 --------      -------         --------       ---------
BONDS
Advertising (0.83%)
Outdoor Systems, Inc., Sr Sub Note 10-15-06                          9.375%          B             $ 2,500    $  2,518,750
Universal Outdoor Inc., Sr Sub Note 10-15-06                         9.750           B               3,000       3,067,500
                                                                                                              ------------
                                                                                                                 5,586,250
                                                                                                              ------------

Aerospace (0.25%)
Jet Equipment Trust, Equipment Trust Ser 95B2 08-15-14 (R)          10.910           BB+             1,500       1,723,050
                                                                                                              ------------

Automobile / Trucks (1.39%)
Am General Corp., Sr Note Ser B 05-01-02                            12.875           B-              3,000       2,820,000
Fruehauf Trailer Corp., Sr Note Ser B 04-30-02 (A)                  14.750           D               2,518       2,077,350
Ryder TRS Inc., Sr Sub Note 12-01-06 (R)                            10.000           B+              1,350       1,373,625
Speedy Muffler King, Inc., (Canada), Company Guaranty 10-01-06 (Y)  10.875           B+              3,000       3,150,000
                                                                                                              ------------
                                                                                                                 9,420,975
                                                                                                              ------------

Banks (1.61%)
First Nationwide Holdings, Inc., Sr Note 04-15-03                   12.500           B               3,000       3,285,000
Landeskreditbank Baden - Wurttemberg, (Germany)
Sub Note 02-01-23 (Y)                                                7.625           AAA             7,000       7,613,200
                                                                                                              ------------
                                                                                                                10,898,200
                                                                                                              ------------

Broadcasting (2.34%)
Australis Media Ltd., (Australia),
Unit (Sr Sub Discount Note, Step Coupon (14.00% 05/15/00),
05-15-03 & Warrant) (Y)                                               Zero           B               3,000       1,740,000
CBS, Inc., Deb 06-01-22                                              8.875           BB              4,000       4,032,360
Chancellor Broadcasting Co.,
Sr Sub Note 10-01-04                                                 9.375           B-              1,000         997,500
Sr Sub Note 10-01-04                                                12.500           B-              1,125       1,269,844
Scandinavian Broadcasting System, (Luxembourg),
Conv Sub Deb 08-01-05 (Y)                                            7.250           B               1,390       1,358,725
SFX Broadcasting, Inc., Sr Sub Note 05-15-06                        10.750           B-              2,000       2,100,000
Sullivan Broadcasting, Sr Sub Note 12-15-05                         10.250           B-              3,000       3,015,000
Young Broadcasting, Inc., Sr Sub Note 01-15-06                       9.000           B               1,400       1,316,000
                                                                                                              ------------
                                                                                                                15,829,429
                                                                                                              ------------

Building Products (0.69%)
Amtrol Acquistion Inc., Sr Sub Note 12-31-06 (R)                    10.625           B-              1,875       1,907,812
Peters (JM) Co., Sr Note 05-01-02                                   12.750           B-              2,900       2,755,000
                                                                                                              ------------
                                                                                                                 4,662,812
                                                                                                              ------------

Business Services - Misc (0.49%)
Pierce Leahy Corp., Sr Sub Note 07-15-06                            11.125           B-              3,000       3,300,000
                                                                                                              ------------

Cable TV (7.29%)
American Telecasting, Inc.,
Sr Disc Note Ser B, Step Coupon (14.50%, 08/15/00), 08-15-05          Zero           CCC+            6,000       3,300,000
Bell Cablemedia PLC, (United Kingdom),
Sr Discount Note, Step Coupon (11.95%,
07-15-99), 07-15-04 (Y)                                               Zero           BB-             4,000       3,420,000
Cablevision Systems Corp., Sr Sub Deb 04-01-23                       9.875           B               4,000       3,800,000
CF Cable TV, Inc., (Canada), Sr Note 02-15-05 (Y)                   11.625           BB+             2,000       2,320,000
Comcast Corp., Sr Sub Deb 01-15-08                                   9.500           BB-             2,000       2,060,000
Comcast UK Cable, (Bermuda),
Deb, Step Coupon (11.20%, 11-15-00) 11-15-07, (Y)                     Zero           B               4,000       2,730,000
Diamond Cable Communications PLC, (United Kingdom),
Sr Discount Note, Step Coupon (13.25%, 09-30-99),
09-30-04 (Y)                                                          Zero           B-              3,000       2,430,000
Falcon Holdings Group, L.P., Payment-In-Kind Sr Sub Note 09-15-03   11.000           B               4,137       3,682,028
Galaxy Telecom L.P., Sr Sub Note 10-01-05                           12.375           B-              5,000       5,212,500
Intermedia Capital Partners, Sr Note 08-01-06 (R)                   11.250           B               4,000       4,075,000
Le Groupe Videotron Ltee, (Canada), Sr Note 02-15-05 (Y)            10.625           BB+             1,250       1,375,000
Marcus Cable Co., L.P.,
Sr Discount Note, Step Coupon (14.25%, 6-15-00), 12-15-05             Zero           B               2,000       1,370,000
Net Sat Servicos Ltd., (Brazil), Sr Note 08-05-04 (R), (Y)          12.750           B               4,000       4,190,000
Rogers Cablesystems, (Canada), Sr Note Ser B 03-15-05 (Y)           10.000           BB+             3,000       3,202,500
TeleWest Communication PLC, (United Kingdom), Sr Discount Deb,
Step Coupon (11.00%, 10-01-00), 10-01-07 (Y)                          Zero           BB              4,000       2,710,000
Videotron Holdings PLC, (United Kingdom),
Sr Discount Note, Step Coupon (11.125%, 07-01-99),
07-01-04 (Y)                                                          Zero           B+              4,000       3,440,000
                                                                                                              ------------
                                                                                                                49,317,028
                                                                                                              ------------

Chemicals (0.30%)
ISP Holdings Inc., Sr Note 10-15-03 (R)                              9.000           B+              2,000       2,030,000
                                                                                                              ------------

Computers (1.39%)
Computervision Corp., Sr Sub Note 08-15-99                          11.375           B-              4,000       4,180,000
Unisys Corp., Sr Note 10-15-04                                      11.750           B+              5,000       5,225,000
                                                                                                              ------------
                                                                                                                 9,405,000
                                                                                                              ------------

Containers (0.33%)
Berry Plastics Corp., Sr Sub Note 04-15-04                          12.250           B-              2,000       2,200,000
                                                                                                              ------------

Cosmetics & Toiletries (0.97%)
Renaissance Cosmetics, Sr Note Ser B 08-15-01                       13.750           B               2,000       2,330,000
Coty Inc., Sr Sub Note 05-01-05                                     10.250           B+              4,000       4,240,000
                                                                                                              ------------
                                                                                                                 6,570,000
                                                                                                              ------------

Finance (0.28%)
Intertek Finance PLC, (United Kingdom),
Sr Sub Note 11-01-06 (R), (Y)                                       10.250            B2             1,850       1,905,500
                                                                                                              ------------

Government - Foreign (25.56%)
Commonwealth of Australia, (Australia),
Government Bond 01-15-98#                                           12.500            AAA            6,000       5,200,359
Government Bond 08-15-03#                                            9.500            AAA           20,000      18,414,805
Government Bond 11-15-06#                                            6.750            AAA            8,000       6,307,917
Federative Republic of Brazil, (Brazil),
Government Bond (Floating Rate Note) 04-15-24 (Y)                    5.000            B+            10,000       6,262,500
Government Bond (Floating Rate Note) 09-15-07 (R), (Y)               6.688            B+             4,000       3,415,000
Government of Canada, (Canada),
Government Bond 06-01-23#                                            8.000            AAA            7,000       6,022,483
Treasury Bond 06-01-25#                                              9.000            AAA           20,000      19,041,330
Kingdom of Denmark, (Denmark),
Government Bond-Bullet 11-15-98#                                     9.000            AAA           30,000       5,539,127
Government Bond-Bullet 11-15-07#                                     7.000            AAA           70,000      12,080,971
Government Bond-Bullet 11-10-24#                                     7.000            AAA           65,000      10,428,026
Kingdom of Spain, (Spain),
Government Bond 02-28-01#                                           10.100            AAA          760,000       6,701,189
Government of New Zealand, (New Zealand )
Treasury Bills 01-08-97#                                              Zero            AAA           18,000      12,679,366
Kingdom of Norway, (Norway)
Government Bond 01-31-99#                                            9.000            AAA           55,000       9,326,392
Republic of Argentina, (Argentina),
Sr Unsub Note 10-09-06 (Y)                                          11.000            B1             2,000       1,947,500
Deb 03-31-23 (Y)                                                     5.250            BB-            5,000       3,218,750
Republic of Ireland Treasury Gilts, (Ireland),
Government Bond 10-18-00#                                            8.000            AAA            6,000      11,119,365
Republic of Poland, (Poland), Government Bond,
Step Coupon (3.5%, 10-01-99),
10-27-24 (Y)                                                         3.000            BBB-          13,000       7,215,000
Republic of South Africa, (South Africa),
Notes 10-17-06 (Y)                                                   8.375            BB+            2,500       2,531,250
United Kingdom of Great Britain Treasury Gilts,
(United Kingdom),
Government Bond 08-27-02#                                            9.750            AAA            4,000       7,492,122
Government Bond 12-07-06#                                            7.500            AAA            3,000       5,099,374
Government Bond 11-06-01#                                            7.000            AAA            3,000       5,017,208
Government Bond 08-10-99#                                            6.000            AAA            3,000       4,944,619
United Mexican States, (Mexico), Government Bond 09-15-16 (Y)       11.375            BB             2,750       2,839,375
                                                                                                              ------------
                                                                                                               172,844,028
                                                                                                              ------------

Government - U.S. (8.47%)
United States Treasury,
Bond 02-15-16                                                        9.250            AAA           11,000      14,392,840
Bond 08-15-19                                                        8.125            AAA            5,500       6,560,455
Note 08-15-05                                                       10.750            AAA           10,000      13,132,800
Note 05-15-97                                                        8.500            AAA            2,500       2,535,925
Note 05-15-01                                                        8.000            AAA           19,000      20,620,890
                                                                                                              ------------
                                                                                                                57,242,910
                                                                                                              ------------

Government - U.S. Agencies (2.41%)
Federal Home Loan Mortgage Corp., Remic 44-E 11-15-19                9.000            AAA            1,015       1,065,831
Government National Mortgage Association, 30 Yr Pass
thru Ctf 05-15-26                                                    7.500            AAA           14,992      15,207,657
                                                                                                              ------------
                                                                                                                16,273,488
                                                                                                              ------------

Industrial Equipment (0.30%)
Clarke Material Handling Co., Sr Note 11-15-06 (R)                  10.750            B+             2,000       2,045,000
                                                                                                              ------------

Leisure (7.28%)
Agrosy Gaming Co., 1st Mtg Note 06-01-04                            13.250            B+             3,000       2,790,000
Casino America, Inc., Sr Note 08-01-03                              12.500            B              4,000       3,890,000
Cinemark USA, Inc., Sr Sub Note 08-01-08 (R)                         9.625            B              4,000       4,030,000
Coast Hotels & Casinos, Inc., 1st Mtg Note 12-15-02                 13.000            B              2,000       2,150,000
Eldorado Resorts Co., Sr Sub Note 08-15-06 (R)                      10.500            B              4,000       4,200,000
GB Property Funding, 1st Mtg Note 01-15-04                          10.875            B              3,000       2,580,000
Mohegan Tribal Gaming Authority, Sr Note 11-15-02                   13.500            BB+            5,900       7,581,500
Muzak L.P./Muzak Capital Corp., Company Guaranty 10-01-03           10.000            B+             2,000       2,040,000
Players International, Inc., Sr Note 04-15-05                       10.875            BB             3,200       3,168,000
Showboat Marina Casino Partnership / Financing Corp.,
1st Mtg Note 03-15-03                                               13.500            B              5,000       5,375,000
Showboat, Inc., Sr Sub Note 08-01-09                                13.000            B              3,000       3,285,000
Station Casinos, Inc., Sr Sub Note 03-15-06                         10.125            B+             3,000       2,962,500
Waterford Gaming LLC, Sr Note 11-15-03 (R)                          12.750            B              5,000       5,175,000
                                                                                                              ------------
                                                                                                                49,227,000
                                                                                                              ------------

Metal (0.83%)
Easco Corp., Sr Note 03-15-01                                       10.000            B-             3,000       3,030,000
Haynes International, Inc., Sr Note 09-01-04                        11.625            B-             2,500       2,612,500
                                                                                                              ------------
                                                                                                                 5,642,500
                                                                                                              ------------

Office Equipment & Supplies (0.33%)
United Stationer Supply, Sr Sub Note 05-01-05                       12.750            B-             2,000       2,207,500
                                                                                                              ------------

Oil & Gas (4.15%)
Cliffs Drilling Co., Company Guaranty 05-15-03                      10.250            B1             2,250       2,368,125
Costilla Energy Inc., Sr Note 10-01-06                              10.250            B              2,500       2,587,500
Falcon Drilling Co.,
Sr Note Ser B 03-15-03                                               8.875            B+             1,500       1,515,000
Sr Sub Note Ser B 03-15-05                                          12.500            B-             1,500       1,665,000
HS Resources, Inc., Sr Sub Note 11-15-06 (R)                         9.250            B              2,000       2,030,000
Kelly Oil & Gas Corp., Conv Deb 04-01-00                             8.500            B-             1,100       1,050,500
Mobil North Sea, PLC, (United Kingdom),
Company Guaranty 07-15-99#                                           9.625            AA             1,000       1,770,616
OPP Petroquimica S.A., (Brazil), Bond 10-29-04 (R), (Y)             11.000            B              4,000       4,010,000
Parker Drilling Co., Company Guaranty 11-15-06 (R)                   9.750            B+             1,000       1,035,000
Petroleum Heat & Power Co., Inc., Sub Deb 02-01-05                  12.250            B+             2,500       2,800,000
TransAmerican Refining Corp., 1st Mtg Note, Variable
(18.50%, 02-15-98), 02-15-02                                          Zero            CCC+           2,000       1,625,000
Vintage Petroleum Inc., Sr Sub Note 12-15-05                         9.000            B+             3,000       3,075,000
Wainoco Oil Corp., Sr Note 08-01-02                                 12.000            B-             2,500       2,562,500
                                                                                                              ------------
                                                                                                                28,094,241
                                                                                                              ------------

Paper (1.80%)
American Pad & Paper Co., Sr Sub Note Ser B 11-15-05                13.000            B-             1,170       1,363,050
Indah Kiat International Finance, (Indonesia),
Company Guaranty 06-15-06 (Y)                                       12.500            BB             3,000       3,285,000
Riverwood International USA, Inc., Sr Sub Note 04-01-08             10.875            B              6,000       5,400,000
Stone Container Corp., Sr Note 10-01-04                             11.500            B+             2,000       2,080,000
                                                                                                              ------------
                                                                                                                12,128,050
                                                                                                              ------------

Printing (0.66%)
Goss Graphic Systems Inc., Sr Sub Note 10-15-06                     12.000            B              1,600       1,612,000
Sullivan Graphics, Inc., Sr Sub Note 08-01-05                       12.750            Caa            3,000       2,880,000
                                                                                                              ------------
                                                                                                                 4,492,000
                                                                                                              ------------

Retail (2.50%)
Apparel Ventures, Inc., Sr Note Ser B 12-31-00                      12.250            B-             1,350       1,026,000
Di Giorgio Corp., Sr Note 02-15-03                                  12.000            B              3,000       3,030,000
International Home Foods Inc., Sr Sub Note 11-01-06 (R)             10.375            B-             4,000       4,090,000
Petro PSC Properties, L.P., Sr Note 06-01-02                        12.500            B              2,500       2,575,000
Specialty Retailers, Inc., Sr Sub Note 08-15-03                     11.000            B-             3,000       3,120,000
Thrifty Payless, Inc., Sr Sub Note 04-15-04                         12.250            B-             2,600       3,042,000
                                                                                                              ------------
                                                                                                                16,883,000
                                                                                                              ------------

Steel (2.82%)
Acme Metals, Inc., Sr Sec Note 08-01-02                             12.500            B              3,000       3,210,000
Euramax International PLC, (United Kingdom),
Sr Sub Note 10-01-06 (R), (Y)                                       11.250            B              3,150       3,220,875
Gulf States Steel Inc., 1st Mtg Note 04-15-03                       13.500            B              4,000       3,790,000
GS Technologies Operating Co., Inc., Sr Note 10-01-05               12.250            B              2,000       2,090,000
Weirton Steel Corp.,
Sr Note 07-01-04                                                    11.375            B              1,400       1,372,000
Sr Note 06-01-05                                                    10.750            B              3,650       3,467,500
Wheeling-Pittsburgh Corp., Sr Note 11-15-03                          9.375            BB-            2,000       1,930,000
                                                                                                              ------------
                                                                                                                19,080,375
                                                                                                              ------------

Telecommunications (9.08%)
Brooks Fiber Properties, Inc., Sr Discount Note, Step Coupon
(10.875%, 03-01-01), 03-01-06                                         Zero            B              5,000       3,275,000
Comunicacion Cellular SA, (Colombia), Sr Deferred
Coupon Bond, Step Coupon (13.125%, 11-15-00),
11-15-03 (Y)                                                          Zero            B+             3,250       2,071,875
Fonorola, Inc., (Canada), Sr Sec Note 08-15-02 (Y)                  12.500            B+             3,000       3,262,500
Impsat Corp., Company Guaranty 07-15-03 (R)                         12.125            BB-            3,350       3,542,625
Intercel, Inc., Unit (Sr Discount Note, Step Coupon
(12.00%, 02-01-01), 02-01-06 & Warrant)                               Zero            B-               900         540,000
Intercel, Inc., Unit (Sr Discount Note,
Step Coupon (12.00%, 02-01-01),
02-01-06 & Warrant)                                                   Zero            B-             2,100       1,270,500
Intermedia Communications Inc., Sr Discount Note, Step Coupon
(12.50%, 05-15-01) 05-15-06                                           Zero            B-             3,000       1,957,500
International CableTel, Inc., Sr Note, Step Coupon
(11.50%, 02-01-01), 02-01-06                                          Zero            B              1,750       1,120,000
International Wireless Communication Inc.,
Sr Discount Note 08-15-01 (R)                                         Zero            B              3,000       1,635,000
Telecommunications (continued)
MFS Communications Co., Inc., Sr Discount Note, Step Coupon
(9.375%, 01-15-99), 01-15-04                                          Zero            B              4,000       3,460,000
Mobile Telecommunication Technologies Corp., Sr Note 12-15-02       13.500            B-             4,000       4,140,000
Nextel Communications, Inc., Sr Discount Note, Step Coupon
(9.75%, 02-15-99), 08-15-04                                           Zero            CCC-           8,000       5,290,000
Occidente Y Caribe Cellular SA, (Colombia), Unit
(Sr Discount Note, Step Coupon (14.00%, 03-15-01),
03-15-04 & Warrant) (R), (Y)                                          Zero            B              4,000       2,000,000
Omnipoint Corp., Sr Note 08-15-06 (R)                               11.625            CCC+           4,000       4,220,000
Paging Network Inc., Sr Sub Note 10-15-08 (R)                       10.000            B              3,500       3,500,000
Rogers Cantel, Inc., (Canada), Sr Note 06-01-06#                    10.500            BB+            4,000       3,324,182
Shared Technologies Fairchild, Inc.,
Sr Discount Note, Step Coupon (12.25%, 03-01-99), 03-01-06            Zero            Caa            2,400       1,974,000
Sprint Spectrum L.P., Sr Note 08-15-06                              11.000            B+             4,000       4,230,000
Teleport Communications Group, Inc.,
Sr Discount Note, Step Coupon (11.125%, 07-01-01), 07-01-07           Zero            B              4,000       2,710,000
Total Access Communication PLC, (Thailand),
Bonds 11-04-06 (R), (Y)                                              8.375            BBB-           4,000       4,046,440
Vanguard Cellular System, Deb 04-15-06                               9.375            B+             1,500       1,511,250
Winstar Communications, Inc.,
Conv Sr Discount Note, Step Coupon (14.00%, 10-15-00),
10-15-05 (R)                                                          Zero            B              1,300         786,500
Sr Discount Note, Step Coupon (14.00%, 10-15-00), 10-15-05            Zero            B              2,600       1,501,500
                                                                                                              ------------
                                                                                                                61,368,872
                                                                                                              ------------

Textile (0.89%)
Dan River, Inc., Sr Sub Note 12-15-03                               10.125            B              2,000       2,000,000
Polysindo International Finance Co., B.V., (Indonesia),
Company Guaranty 06-15-06 (Y)                                       11.375            BB             3,750       4,031,250
                                                                                                              ------------
                                                                                                                 6,031,250
                                                                                                              ------------

Transport (1.02%)
Northwest Airlines, Sr Note 12-31-00                                12.092            BB-            2,204       2,267,276
TNT Transport PLC/TNT USA, Inc., (United Kingdom),
Sr Note 04-15-04 (Y)                                                11.500            B+             4,000       4,640,000
                                                                                                              ------------
                                                                                                                 6,907,276
                                                                                                              ------------

Utilities (1.57%)
Calpine Corp., Sr Note 02-01-04                                      9.250            B+            2,000        1,965,000
CE Casecnan Water & Energy Co., Inc. (Philippines),
Sr Note Ser A 11-15-05 (Y)                                          11.450            BB            2,000        2,247,500
Midland Cogeneration Venture, Deb 07-23-02                          10.330            BB-           1,552        1,648,614
Midland Funding Corp. II, Deb 07-23-06                              13.250            B-            4,000        4,723,040
                                                                                                              ------------
                                                                                                                10,584,154
                                                                                                              ------------
TOTAL BONDS
(Cost $572,048,979)                                                                              (  87.83%)    593,899,888
                                                                                                    -----     ------------


See notes to financial statements.





                                                                        NUMBER OF
                                                                        SHARES OR            MARKET
ISSUER, DESCRIPTION                                                      WARRANTS            VALUE
-------------------                                                   ---------------   ----------------
COMMON AND PREFERRED STOCKS AND WARRANTS
American Telecasting, Warrant**                                            4,000        $     14,000
AVI Holdings, Inc., Warrant (R)**                                          1,500               7,500
Buckhead America Corp., Common Stock                                         536               3,216
Cablevision Systems Corp., 11.125% Ser L Payment-In-Kind
Pref Stock ** (R)                                                         32,143           2,828,585
California Federal Bank, 10.625% Ser B Pref Stock                          6,667             731,703
Comunicacion Celular SA, Warrant** (Colombia) (Y)                         32,500             243,750
Credit Lyonnais Capital S.C.A., American Depositary Shares,
9.50% Ser DTC Pref Stock ** (Luxembourg) (R), (Y)                        100,000           2,462,500
Decorative Home Accents, Inc., Common Stock**                              1,000               6,000
Earthwatch, Inc., 12.00% Ser C Conv Pref Stock (R)                       200,000           2,000,000
Echostar Communications Corp., (Class A) Common Stock**                   18,000             481,500
Finlay Enterprises, Inc., Common Stock**                                   4,000              59,000
First Nationwide Bank, 11.50% Pref Stock**                                 5,000             567,500
ICF Kaiser International Inc., Warrant (r)**                              12,000               6,000
IRT Property Co., Common Stock                                            75,000             806,250
Intermedia Communications, Inc., Common Stock**                           15,000             446,250
International Wireless Inc., Warrant**                                     3,000                  30
K-III Communications Corp., $2.875 Sr Exch Pref Stock                     60,000           1,612,500
Lasmo PLC, 10.00% Ser A Pref Stock (United Kingdom) (Y)                   50,000           1,300,000
Maxus Energy Corp., $2.50 Pref Stock                                      40,000           1,035,000
Northwest Airlines Corp. (Class A), Common Stock**                       140,000           5,652,500
Panamsat Corp., 12.75% Pref Stock                                          2,106           2,590,826
Petro PSC Properties, L.P., Warrant (r)**                                  2,000             100,000
Qantas Airways Ltd., American Depositary Shares (Australia) (R)           13,800             214,662
Renaissance Cosmetics, Warrant**                                           4,000             200,000
SFX Broadcasting, Inc., 6.50% Ser D Conv Pref Stock (R)                   25,000           1,375,000
St. Johnsbury Trucking Co., Inc, Common Stock (r)**                       47,224                 472
Station Casinos, Inc., 7.00% Conv Pref Stock                               5,000             250,000
Sun Carriers, Inc., Common Stock (r)**                                   195,600               1,956
Thrifty Payless Holdings, Inc. (Class B), Common Stock (r)**              11,400             292,125
Time Warner, Inc., 10.25% Ser K Exch Pref Stock ** (R)                     3,066           3,322,778
TLC Beatrice International Holdings (Class A), Common Stock (r)           20,000           1,000,000
TransAmerican Refining Corp., Warrant**                                   33,670              67,340
TransTexas Gas Corp., Common Stock**                                      10,000             135,000
UAL Corp., Common Stock**                                                 38,308           2,202,710
Valero Energy Corp., $3.125 Conv Pref Stock                               25,000           1,468,750
Western Pacific Airlines, Inc., Common Stock**                            10,000              85,000
                                                                                       -------------
TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
(Cost $28,095,337)                                                         (4.97%)     $  33,570,403
                                                                            ----       -------------

See notes to financial statements.




                                                                      PAR VALUE
                                                        INTEREST       (000'S           MARKET
ISSUER, DESCRIPTION                                       RATE         OMITTED)          VALUE
-------------------                                     --------    ------------   ---------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.37%)
Investment in a joint repurchase agreement
transaction withSwiss Bank Inc. Dated
11-29-96, Due 12-02-96 (secured by U.S.
Treasury Bonds, 7.25% thru 11.25%,
due 2-15-15 thru 2-15-20) Note A                         5.680%         $ 36,284       $ 36,284,000
                                                                                       ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current  Rate 4.75%                                                                          91,120
                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $36,284,000)                                                      (   5.38%)       36,375,120
                                                                                       ------------
TOTAL INVESTMENTS                                                       (  98.18%)     $663,845,411
                                                                           =====       ============


 *  Credit Ratings are rated by Moody's Investors Service or John Hancock Advisers, Inc. where
    Standard & Poor's ratings are not available.

**  Non-income producing security.

 #  Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code.
(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933.
    Such securities may be resold, normally to qualified institutional buyers, in transactions
    exempt from registration. Rule   144A securities amounted to $82,397,452 as of November 30, 1996.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U. S. dollar denominated.

(r) Direct placement securities are restricted to resale. They have been valued at fair value by the
    Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's
    By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on each restricted security is as follows:

                                                                              MARKET
                                                                            VALUE AS A
                                                                            PERCENTAGE
                                                                             OF FUND'S        MARKET
                                              ACQUISITION     ACQUISITION       NET          VALUE AT
ISSUER, DESCRIPTION                              DATE             COSTS       ASSETS     NOVEMBER 29, 1996
-------------------                           -----------     -----------     ------    ------------------
ICF Kaiser International Inc., Warrant         01-04-94       $   15,000       0.00%       $    6,000
Petro PSC Properties, L.P., Warrant            05-17-94           73,140       0.01%          100,000
St. Johnsbury Trucking Co., Inc.,
Common Stock                                   01-19-93        1,301,659       0.00%              472
Sun Carriers, Inc., Common Stock               11-23-88          218,247       0.00%            1,956
Thrifty Payless Holdings, Inc. (Class B),
Common Stock                                   07-22-94          213,334       0.04%          292,125
TLC Beatrice International Holdings
(Class A), Common Stock                        11-25-87        1,006,000       0.15%        1,000,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration (Unaudited)
-------------------------------------------------------------------------------------------
The Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions within the countries it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at November 30, 1996 assigned to country categories.

                                                              MARKET VALUE
                                                             AS A PERCENTAGE
                                                                OF FUND'S
COUNTRY DIVERSIFICATION                                         NET ASSETS
-----------------------                                      ---------------
Argentina                                                         0.76%
Australia                                                         5.40
Bermuda                                                           0.40
Brazil                                                            2.64
Canada                                                            6.17
Colombia                                                          0.64
Denmark                                                           4.15
Germany                                                           1.13
Indonesia                                                         1.08
Ireland                                                           1.64
Luxembourg                                                        0.57
Mexico                                                            0.42
New Zealand                                                       1.88
Norway                                                            1.38
Philippines                                                       0.33
Poland                                                            1.07
South Africa                                                      0.37
Spain                                                             0.99
Thailand                                                          0.60
United Kingdom                                                    6.32
United States                                                    60.24
                                                                 -----
TOTAL INVESTMENTS                                                98.18%
                                                                 =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
AAA                                                              33.50%
AA                                                                0.26
BBB                                                               1.67
BB                                                                9.24
B                                                                40.01
CCC                                                               2.13
C                                                                 0.72
D                                                                 0.30
                                                                 -----
TOTAL BONDS                                                      87.83%
                                                                 =====

See notes to financial statements




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Strategic Income Fund

(UNAUDITED)

NOTE A --
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series of portfolios: John Hancock Strategic Income Fund (the "Fund") and John Hancock Sovereign U.S. Government Income Fund. The investment objective of the Fund is to seek a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. It will not be subject to Federal income tax on taxable earnings which are distributed to shareholders. For Federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes. The Fund has $36,610,402 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: May 31, 1998 -- $2,471,816, May 31, 1999 -- $13,103,961, May
31, 2002 -- $454,810, May 31, 2003 -- $20,312,907, and May 31, 2004
$266,908. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

Open foreign currency forward contracts at November 30, 1996 were as follows:

                                                            UNREALIZED
                  PRINCIPAL AMOUNT       EXPIRATION       APPRECIATION
CURRENCY        COVERED BY CONTRACT        MONTH         (DEPRECIATION)
----------     --------------------     ------------      --------------

SELLS
GERMAN MARK          11,895,396           DEC 96            $   399,916
GERMAN MARK          40,363,053           JAN 97                373,740
GERMAN MARK          47,256,163           FEB 97                775,947
                                                         --------------
                                                            $ 1,549,603
                                                         --------------
BUYS
GERMAN MARK         17,870,873            JAN 97              ($349,905)
                                                         ==============

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At November 30, 1996, there were no open position in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended November
30, 1996.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d)
0.35% of the next $150,000,000, and (e) 0.30% of the Fund's average daily net asset value in excess of $650,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1996, net sales charges received with regard to sales of Class A shares amounted to $1,193,888. Out of this amount, $139,785 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $469,350 was paid as sales commissions to unrelated broker-dealers and $584,753 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1996, contingent deferred sales charges paid to JH Funds amounted to $236,356.

In addition, to reimburse the JH Funds for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the JH Funds for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione, and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,665.

NOTE C --
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended November 30, 1996, aggregated $414,626,758 and $353,027,467, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $106,815,860 and $92,718,808, respectively, during the period ended November 30, 1996.

The cost of investments owned at November 30, 1996 (including the joint repurchase agreement) for Federal income tax purposes was $636,428,316. Gross unrealized appreciation and depreciation of investments aggregated $34,656,971 and $7,330,996, respectively, resulting in net unrealized appreciation of $27,325,975.



John Hancock Funds - Strategic Income Fund

SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock Strategic Income Fund (the "Fund") was held.

The shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                    FOR                     WITHHELD
----------------              ------------             ---------------
Dennis S. Aronowitz             50,425,749                1,040,219
Edward J. Boudreau, Jr.         50,423,686                1,042,282
Richard P. Chapman, Jr.         50,435,521                1,030,447
William J. Cosgrove             50,433,444                1,032,524
Douglas M. Costle               50,398,373                1,067,595
Leland O. Erdahl                50,422,375                1,043,593
Gail D. Fosler                  50,429,415                1,036,553
William F. Glavin               50,390,296                1,075,672
Anne C. Hodsdon                 50,440,255                1,025,713
Dr. John A. Moore               50,416,342                1,049,626
Patti McGill Peterson           50,427,391                1,038,577
John W. Pratt                   50,403,249                1,062,719
Richard S. Scipione             50,338,300                1,127,668
Edward J. Spellman              50,438,992                1,026,975



NOTES


[THIS PAGE INTENTIONALLY LEFT BLANK]



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This report is for the information of shareholders of the John Hancock
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